                                                                    EXHIBIT 99.3



                             Servicer's Certificate
             American Express Travel Related Services Company, Inc.
                                Annual Statement
       Relating to the Period December 28, 2000 through December 27, 2001

                 ----------------------------------------------
                          American Express Master Trust
                 ----------------------------------------------

         The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Amended and Restated Master Pooling and Servicing Agreement dated as of May 1, 1998 (as amended, the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank (AECB) as Transferor, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.       TRS is Servicer under the Agreement.

3.       The undersigned is a Servicing Officer.

4.       This Certificate relates to the period from December 28, 2000 through
            December 27, 2001.

A.       Information Regarding the American Express Master Trust

1.       Trust Principal Component at
            December 28, 2000.....                           $6,753,331,979.63

2.       Aggregate Invested Amounts at
            December 28, 2000.....                           $3,044,473,043.00

3.       Transferor Amount at
            December 28, 2000.....                           $3,708,858,936.63

4.       Trust Principal Component at
            December 27, 2001.....                           $6,419,850,150.23

5.       Aggregate Invested Amounts at
            December 27, 2001.....                           $3,213,499,212.00

6.       Transferor Amount at
            December 27, 2001.....                           $3,206,350,938.23

B.       Information Regarding Performance of the American Express Master Trust
            Receivable Pool

1.       The aggregate Receivable balance as of

   (a)   December 28, 2000 was equal to.....                 $6,962,197,917.15
   (b)   December 27, 2001 was equal to.....                 $6,618,402,216.73

                             Servicer's Certificate
             American Express Travel Related Services Company, Inc.
       Relating to the Period December 28, 2000 through December 27, 2001

2.       The Yield Factor in effect from December 28, 2000 through
            December 27, 2001 was equal to.....                          3.0000%

3. (a)   The aggregate amount of Collections on Receivables,
            exclusive of recoveries for the period December 28, 2000
            through December 27, 2001 was equal to.....       $53,301,497,400.93

3. (b)   The aggregate balance of Receivables
            deposited to the Collection Account
            pursuant to Sections 2.04(d) and 3.03
            of the Agreement for the period December 28, 2000
            through December 27, 2001 was equal to.....        $            0.00

4.       The aggregate amount of Principal Collections
            for the period December 28, 2000 through December 27, 2001
            was equal to.....                                 $51,702,452,478.90

5.       The aggregate amount of Yield Collections
            for the period December 28, 2000 through December 27, 2001
            was equal to.....                                 $ 1,599,044,922.03

6.       Gross Losses
            [The aggregate amount of Receivables for all Accounts
            which became Defaulted Accounts during the period
            December 28, 2000 through December 27, 2001
            was equal to]...                                  $   186,772,610.31

7.       The aggregate amount of Recoveries
            for the period December 28, 2000 through December 27, 2001
            was equal to.....                                 $    54,394,787.95

8. (a)   Net Losses [Gross Losses, less Recoveries]
            for the period December 28, 2000 through December 27, 2001
            was equal to.....                                 $   132,377,822.36

8. (b)   The Default Amount [Net Losses, times
            (1 minus the Yield Factor)]
            for the period December 28, 2000 through December 27, 2001
            was equal to.....                                 $   128,406,487.69

C.       Information Regarding Performance of the
            American Express Master Trust Receivable Pool
            (Percentage Basis)

1.       The aggregate amount of Charge Volume and Fees
            for the period December 28, 2000 through
            December 27, 2001.....                            $52,682,282,861.24

2.       Computed yield as a percentage of Charge Volume and Fees [Yield
            Collections for the period December 28, 2000 through
            December 27, 2001 divided by the aggregate amount of
            Charge Volume and Fees for the period December 28, 2000
            through December 27, 2001.....                               3.0353%

                             Servicer's Certificate
             American Express Travel Related Services Company, Inc.
       Relating to the Period December 28, 2000 through December 27, 2001

3.       Gross Losses as a percentage of Charge Volume
            and Fees [Gross Losses, divided by the
            aggregate amount of Charge Volume and Fees for the
            period December 28, 2000 through December 27, 2001.....      0.3545%

4.       Recovery rate [Recoveries, divided by the
            aggregate amount of Charge Volume and Fees for the
            period December 28, 2000 through December 27, 2001.....      0.1033%

5.       Net Losses as a percentage of Charge Volume
            and Fees [Net Losses, divided by the
            aggregate amount of Charge Volume and Fees for the
            period December 28, 2000 through December 27, 2001.....      0.2513%

6.       Computed Net Yield as a percentage of Charge Volume
            and Fees [Yield Collections less net Net Losses,
            divided by the aggregate amount of Charge Volume and Fees
            for the period December 28, 2000 through
            December 27, 2001.....                                       2.7840%

7.       Mean monthly Payment rate
            [Average of the Average Monthly Payment Rates
            reported for the Due Periods in 2001].....                  82.8259%

8.       Mean Receivable turnover rate [Average of
            the Receivable Turnover Rates reported for the Due
            Periods in 2001].....                                        9.4262%




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 31st day of January, 2002.


                                             American Express
                                             Travel Related Services
                                             Company, Inc.
                                             Servicer,


                                             By: /s/ Robin Flanagan
                                                -----------------------
                                                Name:    Robin Flanagan
                                                Title:   Director
                                                         CSBS Finance

              -----------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-2
              -----------------------------------------------------

         Schedule - to Year End Servicer's Certificate with respect to the Series 1994-2 Certificates


A.       Information Regarding American Express Master Trust aggregated for  the period December 28, 2000 through August, 26 2001 allocated to Series 1994-2.

1.       Yield Collections allocated to Series 1994-2.....     $   62,599,072.74

2.       Principal Collections allocated to
            Series 1994-2 during the Revolving Period,
            treated as Excess principal Collections.....       $2,024,036,685.40

3.       The Investor Default Amount allocated to
            Series 1994-2.....                                 $    4,944,473.49

4.       Total amount of Interest distributed to holders
            of Series 1994-2                                   $   23,702,116.40

5.       Total amount of Principal distributed to
            holders of Series 1994-2                           $  317,460,317.00




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 31st day of January, 2002.


                                      American Express
                                      Travel Related Services Company, Inc.
                                      Servicer,


                                      by: /s/ Robin Flanagan
                                         -----------------------------------
                                         Name:  Robin Flanagan
                                         Title: Director
                                                CSBS Finance

              -----------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
              -----------------------------------------------------

         Schedule - to Year End Servicer's Certificate with respect to the Series 1994-3 Certificates


A.       Information Regarding American Express Master Trust aggregated for  the period December 28, 2000 through December 27, 2001 allocated to Series 1994-3.

1.       Yield Collections allocated to Series 1994-3.....     $   93,758,617.20

2.       Principal Collections allocated to
            Series 1994-3 during the Revolving Period,
            treated as Excess principal Collections.....       $3,031,528,622.89

3.       The Investor Default Amount allocated to
            Series 1994-3.....                                 $    7,580,542.33

4.       Total amount of Interest distributed to holders
            of Series 1994-3                                   $   24,938,095.20

5.       Total amount of Principal distributed to
             holders of Series 1994-3                           $           0.00




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 31st day of January, 2002.


                                      American Express
                                      Travel Related Services Company, Inc.
                                      Servicer,


                                      by: /s/ Robin Flanagan
                                         -----------------------------------
                                         Name:  Robin Flanagan
                                         Title: Director
                                                CSBS Finance

              -----------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
            -----------------------------------------------------

         Schedule - to Year End Servicer's Certificate with respect to the Series 1996-1 Certificates


A.       Information Regarding American Express Master Trust aggregated for  the period December 28, 2000 through December 27, 2001 allocated to Series 1996-1.

1.       Yield Collections allocated to Series 1996-1.....     $  303,321,797.17

2.       Principal Collections allocated to
            Series 1996-1 during the Revolving Period,
            treated as Excess principal Collections.....       $9,807,404,775.06

3.       The Investor Default Amount allocated to
            Series 1996-1.....                                 $   24,524,078.87

4.       Total amount of Interest distributed to holders
            of Series 1996-1                                   $   44,717,905.21

5.       Total amount of Principal distributed to
            holders of Series 1996-1                           $            0.00




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 31st day of January, 2002.


                                      American Express
                                      Travel Related Services Company, Inc.
                                      Servicer,


                                      by: /s/ Robin Flanagan
                                         ----------------------------------
                                         Name:  Robin Flanagan
                                         Title: Director
                                                CSBS Finance

              -----------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-2
              -----------------------------------------------------

         Schedule - to Year End Servicer's Certificate with respect to the Series 1996-2 Certificates


A.       Information Regarding American Express Master Trust aggregated for  the period December 28, 2000 through August 26, 2001 allocated to Series 1996-2.

1.       Yield Collections allocated to Series 1996-2.....     $   63,952,566.24

2.       Principal Collections allocated to
            Series 1996-2 during the Revolving Period,
            treated as Excess principal Collections.....       $2,067,799,641.69

3.       The Investor Default Amount allocated to
            Series 1996-2.....                                 $    5,051,381.02

4.       Total amount of Interest distributed to holders
            of Series 1996-2                                   $   10,807,300.53

5.       Total amount of Principal distributed to
            holders of Series 1996-2                           $  324,324,324.00




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 31st day of January, 2002.


                                      American Express
                                      Travel Related Services Company, Inc.
                                      Servicer,


                                      by: /s/ Robin Flanagan
                                         -----------------------------------
                                         Name:  Robin Flanagan
                                         Title: Director
                                                CSBS Finance

               ---------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
              -----------------------------------------------------

         Schedule - to Year End Servicer's Certificate with respect to the Series 1998-1 Certificates


A.       Information Regarding American Express Master Trust  aggregated for the period December 28, 2000 through December 27, 2001 allocated to Series 1998-1.

1.       Yield Collections allocated to Series 1998-1.....     $  312,528,724.40

2.       Principal Collections allocated to
            Series 1998-1 during the Revolving Period,
            treated as Excess principal Collections.....      $10,105,095,422.38

3.       The Investor Default Amount allocated to
            Series 1998-1.....                                 $   25,268,474.46

4.       Total amount of Interest distributed to holders
            of Series 1998-1                                   $   62,521,164.00

5.       Total amount of Principal distributed to
            holders of Series 1998-1                           $            0.00




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 31st day of January, 2002.




                                      American Express
                                      Travel Related Services Company, Inc.
                                      Servicer,


                                      by: /s/ Robin Flanagan
                                         -----------------------------------
                                         Name:  Robin Flanagan
                                         Title: Director
                                                CSBS Finance

              -----------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
              -----------------------------------------------------

         Schedule - to Year End Servicer's Certificate with respect to the Series 2001-1 Certificates


A.       Information Regarding American Express Master Trust aggregated for  the period October 28, 2001 through December 27, 2001 allocated to Series 2001-1.

1.       Yield Collections allocated to Series 2001-1.....     $   39,646,813.72

2.       Principal Collections allocated to
            Series 2001-1 during the Revolving Period,
            treated as Excess principal Collections.....       $1,281,913,643.71

3.       The Investor Default Amount allocated to
            Series 2001-1.....                                 $    3,295,113.58

4.       Total amount of Interest distributed to holders
            of Series 2001-1                                   $    3,416,464.42

5.       Total amount of Principal distributed to
            holders of Series 2001-1                           $            0.00




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 31st day of January, 2002.


                                      American Express
                                      Travel Related Services Company, Inc.
                                      Servicer,


                                      by: /s/ Robin Flanagan
                                         -----------------------------------
                                         Name:  Robin Flanagan
                                         Title: Director
                                                CSBS Finance